                                                                         EX-10.1

                            ADVICE OF BORROWING TERMS

RELATIONSHIP OFFICE:  South Yorkshire Corporate         DATE:  27th August 1999
                      Business Centre

                   BORROWER(S)                         REGISTERED NUMBER:
               C J Vander limited                           763852

We intend that the facilities listed in Part 1 of the attached Facility Schedule (the "on-demand facilities") should remain available to the borrower(s) until 22 February 2000 and all facilities should be reviewed on or before that date. The facilities are, however, subject to the following:

-     the terms and conditions below,

- the specific conditions applicable to an individual facility as detailed in the Facility Schedule,

-     the Security detailed in the attached Security Schedule, and

-     the attached General Terms.

ALL AMOUNTS OUTSTANDING ARE REPAYABLE ON DEMAND WHICH MAY BE MADE BY US AT OUR DISCRETION AT ANY TIME AND THE FACILITIES MAY BE WITHDRAWN, REDUCED, MADE SUBJECT TO FURTHER CONDITIONS OR OTHERWISE VARIED BY US GIVING NOTICE IN WRITING.

CONDITIONS:
The following conditions must be satisfied at all times while the facilities are outstanding, but this will not affect our right to demand repayment at any time:

- Monthly management accounts to be provided to us within 21 days of the end of the month to which they relate; to include Profit & Loss, Balance Sheet and Aged Debtor/Creditor listings with suitable commentary / explanations re any divergence from budget.

- Lombard Natwest Commercial Services to have undertaken debtor book review by February 2000.

-     Binding Letter of Comfort from Syratech to be provided within one month.

- The group facility is to only be set up following the Guarantees and Mortgage Debenture being signed.

- Facilities remain available subject to our agreed lending formula calculated on the following basis:

      [Debtors LESS THAN 3 months + Stock] x 40% to cover utilised facilities in a ratio GREATER THAN OR EQUAL TO 2:1

Given the current lack lustre trading of C J Vander Ltd and insolvent balance sheet footings {ie treating the parental support as a long term liability}, whilst we will continue to extend existing levels of support on the basis of the clear integrity of the parent undertaking, we must reserve our rights to an increase in the interest rate margin charged to 2% above the Banks Base Rate from time to time {currently 5.0%}.



/s/  A. Tyas
Corporate Manager
For and on behalf of
National Westminster Bank Plc

ACCEPTANCE:
To signify your agreement to the terms and conditions outlined above please sign and return the enclosed copy of this Advice of Borrowing Terms within 28 days.


                               FORM OF ACCEPTANCE

I accept the facility/facilities on the above terms and conditions and confirm that I have been authorized by the Board(s) of Directors of the Borrower(s) to sign this Form of Acceptance on behalf of the Borrower(s).


By (name and title): /s/  Peter H. Minchin, Director of Finance    Date  13/9/99

For and on behalf of:  C J Vander Limited

                                FACILITY SCHEDULE

PART 1 - FACILITIES REPAYABLE ON DEMAND:

                                                          GROUP COMPOSITE FACILITY
---------------------------------------------- ----------------------------------------------- --------------------------
Accounts included in the                                           NAME:                       ACCOUNT NUMBER:
Group Facility                                              C. J Vander Limited                29885477
Arrangement:                                        International Silver Company Limited       29922224
---------------------------------------------- --------------------------------------------------------------------------
Limit:  Gross                                  L250,000
---------------------------------------------- --------------------------------------------------------------------------
Limit:  Net                                    L250,000
---------------------------------------------- --------------------------------------------------------------------------
Purpose:                                       To finance working capital / Issue of Documentary Credits
---------------------------------------------- --------------------------------------------------------------------------
Repayment:                                     Fully fluctuating
---------------------------------------------- --------------------------------------------------------------------------
1st Debit Interest Rate:                       1.00% above the Bank's Base rate for the overdraft only
---------------------------------------------- --------------------------------------------------------------------------
2nd Debit Interest Rate:                       4.00% above the Bank's Base rate on borrowing in excess of agreed facilities for the overdraft only
---------------------------------------------- --------------------------------------------------------------------------
Interest Payable:                              Quarterly
---------------------------------------------- --------------------------------------------------------------------------
Arrangement Fee:                               L2,500 was debited on 6/10/98, for the full year period to 6/10/99
---------------------------------------------- --------------------------------------------------------------------------
Excess                                         Fees: We will be entitled to charge an excess fee at the Bank's published rate for each day any agreed limit is exceeded (see our
                                               "Services & Charges for Business Customers" brochure for details).
---------------------------------------------- --------------------------------------------------------------------------


The following Facilities are included within the Group Composite Facility Limit arrangement.



                                                            OVERDRAFT:  BASE RATE
---------------------------------------------- --------------------------------------------------------------------------
Account Number                                 29885477; sort code 56 00 09
---------------------------------------------- --------------------------------------------------------------------------
Name of Borrower                               C J Vander Limited
---------------------------------------------- --------------------------------------------------------------------------
Limit:                                         Composite within L250,000
---------------------------------------------- --------------------------------------------------------------------------
Purpose:                                       To finance working capital/periodic sterling silver purchases
---------------------------------------------- --------------------------------------------------------------------------
Repayment:                                     Fully fluctuating
---------------------------------------------- --------------------------------------------------------------------------
1st Debit Interest Rate:                       1% above the Bank's Base rate
---------------------------------------------- --------------------------------------------------------------------------
2nd Debit Interest Rate:                       4% above the Bank's Base rate on borrowing overL250,000
                                               or in excess of agreed facilities.
---------------------------------------------- --------------------------------------------------------------------------
Interest Payable:                              Quarterly
---------------------------------------------- --------------------------------------------------------------------------
Arrangement Fee:                               L2,500 was debited on 6/10/98, for the full year period to 6/10/99.
                                               L1,250 due on 6/10 to cover period to 22/2/2000
---------------------------------------------- --------------------------------------------------------------------------
Excess Fees:                                   We will be entitled to charge an excess fee at the Bank's published rate for each day any agreed limit is exceeded (see our "Services and
                                               Charges for Business Customers" brochure for details).
---------------------------------------------- --------------------------------------------------------------------------


                                                            DOCUMENTARY CREDITS
---------------------------------------------- --------------------------------------------------------------------------
Name of Borrower:                              C J Vander Limited
---------------------------------------------- --------------------------------------------------------------------------
Limit:                                         Composite within L250,000
---------------------------------------------- --------------------------------------------------------------------------
Purpose:                                       Documentary Letters of Credit
---------------------------------------------- --------------------------------------------------------------------------
Terms of Credit:                               As appropriate to each document
---------------------------------------------- --------------------------------------------------------------------------
Documents required                             Application form to be given for each document
---------------------------------------------- --------------------------------------------------------------------------
Other Conditions:                              To not exceed Composite facility which also includes overdraft
---------------------------------------------- --------------------------------------------------------------------------
Fees:                                          Subject to separate tariff which will have been agreed with you in advance.
---------------------------------------------- --------------------------------------------------------------------------


                                                            CHEQUE NEGOTIATIONS
---------------------------------------------- --------------------------------------------------------------------------
Name of Borrower:                              C J Vander Limited
---------------------------------------------- --------------------------------------------------------------------------
Limit:                                         L10,000
---------------------------------------------- --------------------------------------------------------------------------
Purpose:                                       Negotiation of Foreigh Cheues with Recourse
---------------------------------------------- --------------------------------------------------------------------------
Fees:                                          Subject to separate tariff, calculated on sterling value of cheque.
                                               Information available upon request or at the time the service is provided.
---------------------------------------------- --------------------------------------------------------------------------



                                                            SETTLEMENT RISK
---------------------------------------------- --------------------------------------------------------------------------
Name of Borrower:                              C J Vander Limited
---------------------------------------------- --------------------------------------------------------------------------
Limit/Frequency:                               L200,000 per month
---------------------------------------------- --------------------------------------------------------------------------
Type and Purpose:                              Payroll and creditor payments via BACs
---------------------------------------------- --------------------------------------------------------------------------

                                SECURITY SCHEDULE


We rely on the security detailed below [and require additional security where specified] to repay, on demand, all your current and future liabilities [both actual and contingent] to us. These liabilities include, without limitation, those incurred by you under the facility(ies) specified in the Facility Schedule.


------------------------------ ------------------------------------------ -----------------------------------
DATE EXECUTED/NEW:                             SECURITY                   GIVEN/TO BE GIVEN BY:
------------------------------ ------------------------------------------ -----------------------------------
27/09/89                       Cross Guarantee Structure                  between C J Vander Ltd Roberts
                                                                          & Belk Ltd, John Biggin Ltd,
                                                                          Modern Silverware Products Ltd,
                                                                          Vander Properties Ltd and  C J
                                                                          Vander (Antiques) Ltd.
------------------------------ ------------------------------------------ -----------------------------------
13/01/74                       Mortgage Debenture                         Fixed and Floating charge over all
                                                                          company assets given by C J
                                                                          Vander Ltd
------------------------------ ------------------------------------------ -----------------------------------
11/11/85                       Supplemental Charge                        Specific charge over book debts
                                                                          of C J Vander Ltd
------------------------------ ------------------------------------------ -----------------------------------
30/01/74                       Mortgage Debenture                         Debenture Fixed & Floating charge
                                                                          over all company assets given
                                                                          by Roberts & Belk Ltd.
------------------------------ ------------------------------------------ -----------------------------------
04/09/91                       Supplemental Charge                        Specific charge over book debts of
                                                                          Roberts & Belk Ltd.
------------------------------ ------------------------------------------ -----------------------------------
26/04/78                       Mortgage Debenture                         Fixed & Floating charge over all
                                                                          company assets given by John
                                                                          Biggin Ltd.
------------------------------ ------------------------------------------ -----------------------------------
12/03/92                       Mortgage Debenture                         Fixed & Floating charge over all
                                                                          company assets given by Modern
                                                                          Silverware Products Ltd.
------------------------------ ------------------------------------------ ------------------------------------
27/09/89                       Mortgage Debenture                         Fixed & Floating charge over all
                                                                          company assets given by C J Vander
                                                                          (Antiques) Ltd.
------------------------------ ------------------------------------------ ------------------------------------
To come                        Cross guarantee                            between C J Vander Ltd &
                                                                          International Silver Co. Ltd
------------------------------ ------------------------------------------ ------------------------------------
To come                        Mortgage Debenture incorporating an        International Silver Co. Ltd
                               equitable charge over Vander House.
------------------------------ ------------------------------------------ ------------------------------------